2021 Investor Day 2023 Investor Presentation

Disclaimers Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “explore,” “intend,” “long-term model,” “may,” “might” “outlook,” “plan,” “potential,” “predict,” “project,” “should,” “strategy,” “target,” “will,” “would,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These statements may relate to our market size and growth strategy, our estimated and projected costs, margins, revenue, expenditures and customer and financial growth rates, our Q2 2023, 2023, medium term, and long-term financial outlook and performance against our multi-year financial framework, our plans and objectives for future operations, growth, initiatives or strategies, including our investments in research and development. By their nature, these statements are subject to numerous uncertainties and risks, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the forward-looking statements. These assumptions, uncertainties and risks include that, among others: our rapid growth and limited history with our current pricing and platform features makes it difficult to evaluate our prospects and future operating results; we may not be able to sustain our revenue and customer growth rate in the future; price increases may negatively impact demand for our products, customer acquisition and retention and reduce the total number of customers or customer additions; our business would be harmed by any significant interruptions, delays or outages in services from our platform, our API providers, or certain social media platforms; if we are unable to attract potential customers through unpaid channels, convert this traffic to free trials or convert free trials to paid subscriptions, our business and results of operations may be adversely affected; the effects and duration of the ongoing COVID-19 pandemic are unpredictable and may materially affect our customers and how we operate our business, and the duration and extent to which the pandemic continues to threaten our future results of operations; unstable market and economic conditions, such as recession risks, effects of inflation, labor shortages, supply chain issues, higher interest rates, the impact of current and future potential bank failures, and geopolitical impacts of Russia’s invasion of Ukraine, could adversely impact our business and that of our existing and prospective customers, which may result in reduced demand for our products; any cybersecurity-related attack, significant data breach or disruption of the information technology systems or networks on which we rely could negatively affect our business; and changing regulations relating to privacy, information security and data protection could increase our costs, affect or limit how we collect and use personal information and harm our brand. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 22, 2023, as supplemented by our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 to be filed with the SEC, as well as any future and reports that we file with the SEC. Moreover, you should interpret many of the risks identified in those reports as being heightened as a result of the ongoing and current instability in market and economic conditions. Forward-looking statements speak only as of the date the statements are made and are based on information available to Sprout Social at the time those statements are made and/or management's good faith belief as of that time with respect to future events. Sprout Social assumes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as required by law. Use of Non-GAAP Financial Measures We have provided in this presentation certain financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Our management uses these non-GAAP financial measures internally in analyzing our financial results and believes that use of these non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable financial measures prepared in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. A reconciliation of our historical non-GAAP financial measures to the most directly comparable GAAP measures has been provided in the financial statement tables included at the end of this presentation, and investors are encouraged to review these reconciliations. The Company cannot provide reconciliations between its forecasted non-GAAP measures and the most comparable GAAP measures without unreasonable effort due to the unavailability of reliable estimates for certain items. These items are not within the Company’s control and may vary greatly between periods and could significantly impact future financial results. Customer Metrics and Market Data This presentation includes useful customer metrics and other data, which are defined at the back of this presentation. Unless otherwise noted, information in this presentation concerning our industry, including industry statistics and forecasts, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable. Projections, forecasts, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors. We have not independently verified the accuracy or completeness of the information provided by independent industry and research organizations, other third parties or other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that information nor do we undertake to update such information after the date of this presentation. 2023 Investor Presentation

*All financial metrics are as of or for the quarter ended 3/31/23. Revenue growth represents year-over-year growth of Q1 2023 over Q1 2022. 30,000+ Customers in 100+ Countries 78% Gross Profit 31% Revenue Growth 99% Subscription Revenue $310M Annual Recurring Revenue 2023 Investor Presentation

Investments Highlights Empowering businesses to operationalize social Mission critical system of record for digital business Recurring SaaS model (99% subscription) Founder-led leadership team and exceptional culture Disruptive inbound trial model and fast time to value Highly scalable single code base Durable moats and barriers to entry Large and rapidly growing TAM 2023 Investor Presentation

Our history Sprout was built on the premise that social media would change the way the world communicates and how virtually every aspect of business operates. 2011 Sprout platform introduced 2010 Founded company 2013 Hired 100th employee 2017 First business acquisition 2018 Opened Dublin office Launched first add-on module (Listening) 2019 Became a public company Launched Reviews add-on 2020 Sprout Design Refresh Launched Premium Analytics add-on 2021 Launched Social Commerce 2016 Series C funding 2022 Strategic platform monetization changes 2023 Investor Presentation 2023 Acquired AI/ML leader Repustate

Social media has fundamentally transformed the way consumers connect with brands Businesses must adapt or risk becoming irrelevant to nearly half of the world’s population. The ways that business attract, acquire, sell to and service customers is being completely transformed. Total Global Social Media Users per Statista, January 20232023 Investor Presentation With more than consumers using social media 4.5 billion

And changed the entire customer experience, across the enterprise This digital transformation requires virtually every part of an organization to adapt and re-tool. Social is a horizontal technology that has tangible benefits to nearly every department of a modern business; businesses must maximize the value of social data. 2023 Investor Presentation

Requiring an entirely new system of record Social media is massive, scattered, multi-purpose and does not conform to our existing business systems. A centralized platform is critical to creating strategic business value. Marketing Sales Support Success Product Strategy Commerce Advocacy 2023 Investor Presentation

Marketing Sales Support Success Product Strategy Commerce Advocacy Sprout is the platform solution Sprout consolidates the complexity of social channels into a powerful, elegant and seamlessly integrated platform that can be leveraged across an organization. 2023 Investor Presentation

Sprout’s platform is mission-critical for more than 30,000 customers globally 2023 Investor Presentation

A powerful, fully integrated platform

Our core platform was built to facilitate social communication. We've expanded our capabilities to handle new use-cases as more of the customer experience has shifted to social, and as businesses mature in their standardization of social.



Smart Inbox
Hannah Scott
Christina Carter
Love this photo! Which blend of Sprout Coffee are they pouring into those cups?
Justin Welch
Sprout Coffee Co.
bring back the smoked butterscotch
Nectar Spirits
Excited to announce our collaboration with Sprout Coffee Co. on our latest gin.
677

Core Platform				Expanded Capabilities			Premium Add-ons		
Engagement	Publishing	Reporting	Collaboration	Automation	Reputation	Commerce	Analytics	Listening	Advocacy

2023 Investor Presentation

Providing real-time insights for brands across billions of data points Social data is an unprecedented source of business intelligence — allowing businesses to better understand their customers, markets, competitors and to shape their strategy based on real-time global insights from billions of consumers. 2023 Investor Presentation

With compounding competitive advantages Our approach to building powerful tools on a single code-base allows us to address the needs of a large number of brands, while using our scale to quickly compound value. The single code-base allows us to innovate quickly and deliver feature enhancements to all of our customers at once. Deep, Integrated Network Partnerships Dynamic Innovation Seamless, Unified Platform Single Code Base Data Scale 2023 Investor Presentation

Direct Competitors Specialized & lack integration Platform / technology limitations Disparate systems pieced together through M&A Custom & services heavy Other Software Vendors Social is horizontal and can’t be compartmentalized Built on common, unique ID Anonymized data / GDPR Issues Partnering with Sprout Meaningful barriers to entry We are well positioned to lead our market. Our primary competitors have taken a different approach; other software vendors have been unable to adapt effectively to social and are leaning in to social partnerships with Sprout. 2023 Investor Presentation

Entrenched network & integration ecosystem We have deep, integrated network relationships that are increasingly hard to replicate; our expanding set of technology partner integrations is growing the value of our social system of record. 2023 Investor Presentation

Top customer-rated platform Sprout was the only social media management company recognized by customers in the 2023 G2 Best Software awards as an Enterprise Software leader. And Sprout was the only SMM recognized across SMB, Mid-Market and Enterprise. Our leadership across markets & categories is a testament to the differentiation of our industry-leading platform. *Ratings reflect Sprout Social’s rating and the ratings of its primary competitors by G2 as of April 19, 2023 Ease of Use Admin Product Direction Support Performance & Reliability Ease of Setup Focus 8.9 8.8 8.9 8.8 8.7 8.8 SMB, Mid-Market, Enterprise A 8.4 8.5 7.7 7.9 8.5 8.4 Consumer, SMB B 7.3 7.3 8.4 7.5 7.5 7.1 Enterprise C 7.4 7.2 7.9 7.7 8.2 6.5 Large Enterprise 2023 Investor Presentation

2023 Investor Presentation In a very large and quickly growing market >$44B Current SAM* 2021 Estimate <1% Current Penetration* Sprout and all of our direct competitors combined today serve a small fraction of global businesses >$100B 2025 SAM Forecast* >20% Annual Growth *See Appendix for detailed calculation

With an increasingly strategic customer base Our product, go to market and success strategies are aligned around the most productive customers. We’re positioned to capture customers as they mature into our sweet spot over time. ● >6:1 overall LTV:CAC Ratio* ● Highly diverse customer base with no revenue concentration ● Broad perspective. Our smallest segment has 4,000+ customers ● Every segment served from a single code-base and distribution model SMB Enterprise Agency Mid-Market *As of 3/31/2023. Visual reflects ARR distribution by segment as of 3/31/2023.2023 Investor Presentation

Disruptive and efficient inbound GTM model Success & Support Account Growth Customer On-boarding RetentionInbound Trials Sales Development Demand Generation Acquisition 2023 Investor Presentation

Durable ARR growth Our ARR growth has consistently compounded over time driven by steady customer growth, steady customer expansion and rapidly growing initial deal sizes. 35% ARR CAGR Compound Average Growth Rate (CAGR) measured over the trailing 3 year period 1Q20 to 1Q232023 Investor Presentation

Accelerating multi-year ACV growth We are scaling with high quality customers. This is resulting in larger initial deals, more valuable existing customers, and broader penetration of larger accounts, all compounding to deliver multi-year ACV growth. Recent Customer Highlights ACV calculated as ending quarter ARR divided by ending quarter total customer count

Broadening customer adoption As we accelerate growth with our largest customers, we are establishing ourselves as the social system of record, intelligence and action. Recent Customer Highlights

Strong economics, optimized for growth Attractive returns on growth investments and a strong competitive position reinforce investments to support long duration growth 2020 2021 2022 1Q23 2025 Framework Organic Revenue 36% 41% 35% 31% >30% / year Organic ARR 36% 42% 32% 30% >30% / year Non-GAAP Gross Margin 74% 76% 77% 78% Non-GAAP Operating Margin -16% -3% -2% 2% +100-300bps / year FCF Margin -12% 7% 3% 11% 200-300bps > OPM *All financial measures and estimates are non-GAAP. See appendix for reconciliations of these measures to their closest comparable GAAP measure and definitions to these Non-GAAP measures. 2023 Investor Presentation

Our growth strategy We are early in our journey with multiple levers to sustain durable medium term growth Lead Nascent TAM Account Expansion Platform Expansion International Expansion Category Expansion 24 2023 Investor Presentation

Culture as a business strategy Great Place to Work Certified Since the beginning, we’ve focused on building the highest quality products, an industry-leading workplace, and taking amazing care of our customers. We’re building an enduring company that our team, families, customers and investors can be proud of. Glassdoor Best Places to Work 2023 Investor Presentation 2019, 2020, 2021, 2022 2017, 2018, 2020, 2021, 2022, 2023

Driven by a world-class leadership team



Justyn Howard
CEO



Aaron Rankin
CTO



Ryan Barretto
President



Joe Del Preto
CFO



Jamie Gilpin
CMO



John Schoenstein
CRO



Rachael Pfenning
SVP, People & Operations



Gil Lara
CCO



Peter Soung
Head of Growth



Alan Boyce
SVP, Engineering



Heidi Jonas
General Counsel

Team background

ENDECA® · salesforce pardot · ORACLE Textura · CareerBuilder® · GROUPON · Adobe

2023 Investor Presentation

Creating value for all of our stakeholders Social is disruptive and mission critical Attractive unit economics and durable long term growth Strategic technology partner in secularly advantaged growth market Sustainable competitive advantages Top rated culture and team Industry leading platform 2023 Investor Presentation

Appendix Sprout Social, Inc. Summary and Reconciliation of Non-GAAP Financial Measures (Unaudited) (in thousands, except per share data) Reconciliation of Non-GAAP Financial Measures Three Months Ended 03/31, 2023 2022 Reconciliation of Non-GAAP operating (income) loss Loss from operations -$11,933 -$9,609 Stock-based compensation expense $13,656 $8,392 Non-GAAP operating income (loss) $1,723 -$1,217 Reconciliation of Non-GAAP net income (loss) Net loss -$10,252 -$9,755 Stock-based compensation expense $13,656 $8,392 Non-GAAP net income (loss) $3,404 -$1,363 Reconciliation of Non-GAAP net income (loss) per share Net loss per share attributable to common shareholders, basic and diluted -$0.19 -$0.18 Stock-based compensation expense per share $0.25 $0.15 Non-GAAP net income (loss) per share $0.06 -$0.03 Reconciliation of free cash flow Net cash provided by operating activities $8,284 $5,402 Expenditures for property and equipment -$383 -$313 Free cash flow $7,901 $5,089 Summary of Non-GAAP Financial Measures Three Months Ended 03/31 2023 2022 Non-GAAP operating income (loss) $1,723 -$1,217 Non-GAAP net income (loss) $3,404 -$1,363 Non-GAAP net income (loss) per share $0.06 -$0.03 Free cash flow $7,901 $5,089 2023 Investor Presentation

Appendix 2023 Investor Presentation

Appendix Annual Recurring Revenue (“ARR”). We define ARR as the annualized revenue run rate of subscription agreements from all customers as of the last date of the specified period. We believe ARR is an indicator of the scale of our entire platform while mitigating fluctuations due to seasonality and contract term. Organic ARR. We define organic ARR as total ARR excluding the impact of recurring revenue generated from legacy Simply Measured products. We believe organic ARR is an indicator of the scale and visibility of our core platform while mitigating fluctuations due to seasonality and contract term. Organic Revenue. Total revenue excluding the revenue impact from the 2017 acquisition of Simply Measured. Non-GAAP gross margin. We define non-GAAP gross margin as GAAP gross profit, excluding stock-based compensation expense. We believe non-GAAP gross margin provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as it eliminates the effect of stock-based compensation, which is often unrelated to overall operating performance. Non-GAAP operating income (loss). We define non-GAAP operating income (loss) as GAAP loss from operations, excluding stock-based compensation expense. We believe non-GAAP operating income (loss) provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as it eliminates the effect of stock-based compensation, which is often unrelated to overall operating performance. Non-GAAP operating margin. We defined non-GAAP operating margin as non-GAAP operating income (loss) as a percentage of revenue. Non-GAAP net income (loss). We define non-GAAP net income (loss) as GAAP net loss, excluding stock-based compensation expense. We believe non-GAAP net income (loss) provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this non-GAAP financial measure eliminates the effect of stock-based compensation, which is often unrelated to overall operating performance. Non-GAAP net income (loss) per share. We define non-GAAP net income (loss) per share as GAAP net loss per share attributable to common shareholders, basic and diluted, excluding stock-based compensation expense. We believe non-GAAP net income (loss) per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this non-GAAP financial measure eliminates the effect of stock-based compensation, which is often unrelated to overall operating performance. Free cash flow (FCF). We define free cash flow as net cash provided by (used in) operating activities less expenditures for property and equipment. Free cash flow does not reflect our future contractual obligations or represent the total increase or decrease in our cash balance for a given period. We believe free cash flow is a useful indicator of liquidity that provides information to management and investors about the amount of cash used in our core operations that, after expenditures for property and equipment, is not available for strategic initiatives. Free cash flow margin (FCF Margin). We define free cash flow margin as free cash flow as a percentage of revenue. Dollar-based net retention rate. We calculate dollar-based net retention rate by dividing the organic ARR from our customers as of December 31st in the reported year by the organic ARR from those same customers as of December 31st in the previous year. This calculation is net of upsells, contraction, cancellation or expansion during the period but excludes organic ARR from new customers. We use dollar-based net retention to evaluate the long-term value of our customer relationships, because we believe this metric reflects our ability to retain and expand subscription revenue generated from our existing customers. Average Contract Value (ACV). We define ACV as the ending period total ARR divided by the ending period total customer count. LTV:CAC. We calculate the lifetime value of our customers and associated customer acquisition costs for a particular year by comparing (i) gross profit from net new organic ARR for the year divided by one minus the estimated subscription renewal rate to (ii) total sales and marketing expense incurred in the preceding year. Number of customers. We define a customer as a unique account, multiple accounts containing a common non-personal email domain or multiple accounts governed by a single agreement or entity. We believe that the number of customers using our platform is an indicator not only of our market penetration, but also of our potential for future growth as our customers often expand their adoption of our platform over time based on an increased awareness of the value of our platform and products. Number of customers contributing more than $10,000 in ARR. We define number of customers contributing more than $10,000 in ARR as those on a paid subscription plan that had more than $10,000 in ARR as of a period end. We view the number of customers that contribute more than $10,000 in ARR as a measure of our ability to scale with our customers. Number of customers contributing more than $50,000 in ARR. We define number of customers contributing more than $50,000 in ARR as those on a paid subscription plan that had more than $50,000 in ARR as of a period end. We view the number of customers that contribute more than $50,000 in ARR as a measure of our ability to scale with our customers and attract the largest organizations. We believe this represents potential for future growth, including expanding within our current customer base. We calculated our current >$44B Served Addressable Market estimate as follows: (i) utilized data from The US SBA, The US Census Bureau, The OECD and Statista to estimate the total number of businesses in the United States and globally in each of our served market segments (Enterprise, Mid-Market, SMB) with a social media presence; (ii) utilized internal data and estimates to estimate of the number of such businesses that require a social media management platform (the “Target Businesses”); (iii) calculated the average of our ACV and our estimate of our primary competitors’ ACVs in each segment; and (iv) multiplied the estimated average segment ACVs by the estimated number of Target Businesses in each applicable segment.   We calculated our >$100B 2025 Served Addressable Market forecast using the methodology above. We used internal estimates informed by research from the Harris Poll to determine the projected business presence on social media in 2025 that will require a social media management platform, multiplied by our internal projected average segment ACVs in 2025 for Sprout Social and its primary competitors in the applicable segment. Current Penetration of our Served Addressable Market. We estimate the current total revenue of SPT and each of our primary competitors and divide by our current SAM to determine current market penetration. 2023 Investor Presentation